WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2008
AS SUPPLEMENTED JUNE 30, 2008

The information below supplements and supercedes the applicable disclosure in the “Small Cap Growth Fund – Summary” section of the Prospectuses.

The Small Cap Growth Fund is open to investors effective June 30, 2008.  The Fund may close or re-open to new or existing shareholders at any time.

The information below supplements and supersedes the applicable disclosure under “William Blair Small Cap Growth Fund – Portfolio Management” in the Investment Objectives and Principal Investment Strategies section of the Prospectuses.

The Small Cap Growth Fund is co-managed by Karl W. Brewer, Colin J. Williams and Michael P. Balkin.

These three individuals are responsible for investment strategy, asset allocation, portfolio construction, the majority of research of companies in the Fund's portfolio of investments, and security selection.

All portfolio decisions regarding stock selection and portfolio construction are made jointly by the three Fund managers. Informal meetings take place daily between the three members of this management team. It is from these frequent meetings that the portfolio is constructed. Each team member is responsible for sponsoring a stock for inclusion in the portfolio, and it is up to him or her to conduct the appropriate research.

Michael P. Balkin, an associate with William Blair & Company, L.L.C., has co-managed the Fund since 2008.  He returned to William Blair in 2008 after spending three years (2005-2008) as a partner with Magnetar Capital and as the Chief Investment Officer of Magnetar Investment Management.  Prior to joining Magnetar in 2005, he spent fifteen years (1990-2005) with William Blair in various positions, including serving as a co-manager of the Fund from its inception in 1999 to 2005.  Education: B.A. Northwestern University.

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008,
AS SUPPLEMENTED JUNE 30, 2008

The information below supplements the information on the Funds’ portfolio managers in the “Management of the Trust – Investment Advisor” section of the Statement of Additional Information.

Michael P.  Balkin is responsible for the management of the Small Cap Growth Fund and other accounts. As of June 30, 2008, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	11	$128,330,312	0	$0

Mr. Balkin, an associate of the Advisor, receives a fixed base salary and a discretionary bonus.  The discretionary bonus is determined by the head of the Advisor’s Investment Management Department, subject to the approval of the Advisor’s Executive Committee, and is based entirely on a qualitative assessment rather than a formula.  The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients.  The compensation process is a subjective one that takes into account the factors described above.  Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance.  In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for Mr. Balkin, the dollar range of shares owned in the Fund he manages as of June 30, 2008.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Michael P. Balkin	Small Cap Growth Fund	Over $100,000

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with the Statement of Additional Information for future reference.